UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2025

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQX
Warrants	PETVW	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01	Entry into a Material Agreement.

Effective as of September 30, 2025, four shareholders (the “Lenders”) of PetVivo Holdings, Inc. (the “Company”) entered into note conversion agreements (“Conversion Agreements”) to convert the outstanding balances of fourteen promissory notes (“Notes”) having an aggregate debt outstanding of $2,018,155 consisting of principal amount of $1.850,000, plus total accrued interest of $168,155. The Notes converted into 3,669,806 shares of Company common stock (“Shares”). The effective conversion prices of the Notes range from $0.50 to $0.75 per Share and the Notes were fully converted, thereby considered paid in full, and cancelled upon the issuance of the Shares. The issuance of restricted shares of the Company’s common stock upon conversion of the Promissory Notes are exempt from registration under Section 4(a)(2) of the Securities Act. The Lenders are sophisticated and represented in writing that they are accredited investors and acquired the securities for their own account for investment purposes. A legend was placed on the stock certificates issued upon conversion of the Promissory Notes stating that the securities are “restricted securities” under Rule 144 of the Securities Act, have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

The foregoing is only a summary of the material terms of the Conversion Agreements and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Conversion Agreement is qualified in its entirety by reference to the form of such agreement, which is filed as Exhibit 10.1 this Current Report and incorporated herein by reference.

Item1.02	Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Form of Conversion Agreement between the Company and the Noteholders

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: September 30, 2025	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer